SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2003


                 Trust Certificates (TRUCs), Series 2001-1 Trust
             (Exact name of registrant as specified in its charter)


     New York                         333-58504-01                   13-7295550
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(State or other jurisdiction          (Commission            (I.R.S. employer
    of incorporation)                 file number)           identification no.)
        c/o U.S. Bank Trust National Association
        100 Wall Street, Suite 1600
        New York, New York                                      10005
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

     Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits.

               99.1 Trustee's Report in respect of the September 15, 2003 Distribution Date


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Trust Certificates (TRUCs), Series 2001-1 Trust
                           By:  U.S. Bank Trust National Association,
                                not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-1 Trust


                           By:  /s/  Adam Berman
                               ----------------------------

                           Name:  Adam Berman
                           Title: Assistant Vice President


Dated: September 17, 2003

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
                                  EXHIBIT INDEX


Exhibit                                                                    Page


99.1 Trustee's Report in respect of the September 15, 2003 Distribution Date  5


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